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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 28, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED
             AS OF MARCH 1, 1996, PROVIDING FOR THE ISSUANCE OF ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1996-AFF1)


                 Salomon Brothers Mortgage Securities VII, Inc.

             (Exact name of registrant as specified in its charter)


            DELAWARE               33-84924         13-3439681
(State or Other Jurisdiction    (Commission       (I.R.S. Employer
of Incorporation)               File Number)      Identification Number)

Seven World Trade Center
NEW YORK, NEW YORK                                                     10048
(Address of Principal                                                (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5635

Item 5.  OTHER EVENTS

Description of the Certificates and the Mortgage Pools

         As of the date hereof Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus dated January 25, 1996 in connection with the Depositor's issuance of a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1996-AFF1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of March 1, 1996, among the Depositor, as depositor (the "Depositor"), First Nationwide Mortgage Corporation, Securitized Asset Services Corporation and Norwest Bank Minnesota, N.A., as master servicers, The Chase Manhattan Bank, N.A., as trustee and MBIA Insurance Corporation, as Insurer. The Certificates will represent in the aggregate the entire beneficial ownership in a trust fund ("Trust Fund") consisting primarily of a segregated pool ("Mortgage Pool") of conventional, one- to four-family, adjustable rate, first lien mortgage loans having original terms to maturity ranging from 10 to 30 years (the "Mortgage Loans"). The Mortgage Pool will consist of Mortgage Loans having an aggregate principal balance as of March 1, 1996 (the "Cut-off Date") of $229,670,665.54.

Computational Materials

                  Salomon Brothers Inc (the "Underwriter") has provided certain prospective purchasers of Certificates with certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         EXHIBIT NO.                                                            DESCRIPTION

             20                             Computational   Materials   (as   defined   in  Item   5)   that   have
                                            been     provided    by    Salomon     Brothers    Inc    to    certain
                                            prospective     purchasers     of     Salomon     Brothers     Mortgage
                                            Securities      VII,     Inc.,      Asset-Backed      Floating     Rate
                                            Certificates, Series 1996-AFF1

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SALOMON BROTHERS MORTGAGE
                                              SECURITIES VII, INC.



                                              By:  /S/ SUSAN WOODBURY
                                                        Susan Woodbury
                                                        Vice President

Dated:  March 28, 1996

                                INDEX TO EXHIBITS



       EXHIBIT NO.                                   DESCRIPTION                                      FORMAT

            20               Computational    Materials   (as   defined   in   Item   5)                 P
                             that   have   been    provided    by    Salomon    Brothers
                             Inc    to     certain     prospective     purchasers     of
                             Salomon     Brothers      Mortgage      Securities     VII,
                             Inc.,     Asset-Backed    Floating    Rate    Certificates,
                             Series 1996-AFF1